UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 N. Minnesota Ave., Suite 300

Sioux Falls, South Dakota 57104

(Address of principal executive offices) (Zip Code)

(605) 978-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure in Item 2.03 of this report is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 15, 2009, VeraSun Albert City, LLC, VeraSun Central City, LLC, VeraSun Dyersville, LLC, VeraSun Hankinson, LLC, VeraSun Janesville, LLC (“Janesville”), VeraSun Ord, LLC and VeraSun Woodbury, LLC (collectively, the “AgStar Debtors”) each entered into a separate Senior Secured Superpriority Debtor in Possession Credit Agreement (each an “AgStar Credit Agreement”), dated as of January 14, 2009, with AgStar Financial Services, PCA (“AgStar”) in each case providing for debtor-in-possession financing for the applicable AgStar Debtor. The United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order approving the AgStar Credit Agreements on an interim basis (the “Interim Order”) on January 15, 2009. AgStar is one of the lenders and is the administrative agent under each of the AgStar Debtors’ respective existing prepetition secured credit facilities (each a “Prepetition Facility”) and was lender under the AgStar Debtors’ debtor-in-possession financing facilities pursuant to term sheets dated December 15, 2008, in the case of Janesville, and effective as of December 3, 2008, in the case of the other AgStar Debtors (the “Initial Facilities”).

Other than the specific differences described below with respect to Janesville’s AgStar Credit Agreement (the “Janesville Credit Agreement”), each of the AgStar Credit Agreements has substantially the same terms as the other AgStar Credit Agreements and provides for a debtor-in-possession credit facility (each an “AgStar Facility”) in an amount not to exceed the final principal amount shown in the table below for the applicable AgStar Debtor (each a “Final Amount”), subject to the satisfaction by the applicable AgStar Debtor of specified conditions precedent. Under the terms of the AgStar Credit Agreements, prior to the entry of a final order by the Bankruptcy Court with respect to specified matters, including approval of the transactions contemplated by the AgStar Credit Agreements (the “Final Order”), the aggregate principal balance of loans outstanding under each AgStar Facility must not exceed the applicable interim amount shown in the table below.

	Principal Amount
	Interim Amount	Final Amount
VeraSun Albert City, LLC	$17,800,000	$23,400,000
VeraSun Central City, LLC	$11,200,000	$13,400,000
VeraSun Dyersville, LLC	$12,700,000	$19,200,000
VeraSun Hankinson, LLC	$18,700,000	$25,200,000
VeraSun Janesville, LLC	$2,200,000	$3,000,000
VeraSun Ord, LLC	$7,600,000	$10,800,000
VeraSun Woodbury, LLC	$12,300,000	$15,600,000

Loans under each AgStar Facility are to be made in the form of one or more advances to the applicable AgStar Debtor upon request of such AgStar Debtor from time to time and as set forth in an agreed upon budget for the applicable AgStar Debtor (the “DIP Budget”), subject to the satisfaction by the applicable AgStar Debtor of specified conditions precedent. Amounts repaid under each AgStar Facility may not be reborrowed.

Each AgStar Credit Agreement other than the Janesville Credit Agreement provides that proceeds of borrowings under the applicable AgStar Facility are to be used solely to (i) pay off the applicable AgStar Debtor’s Initial Facility; (ii) effect the “roll up” and conversion of an amount of indebtedness under the applicable AgStar Debtor’s Prepetition Facility (the “Roll-Up Amount”) equal to 50% of the applicable AgStar Debtor’s Final Amount; (iii) make adequate protection payments to the applicable AgStar Debtor’s Prepetition Facility lenders in the amount of accrued and unpaid interest and specified fees, costs and expenses with respect to the applicable AgStar Debtor’s Prepetition Facility; (iv) finance the applicable AgStar Debtor’s working capital and general corporate purposes and pay specified professional fees, in each case in accordance with the applicable DIP Budget; (v) pay compensation to, and fees and expenses of, AgStar as lender under the applicable AgStar Facility; and (vi) pay the applicable AgStar Debtor’s pro rata share of specified overhead expenses. The Janesville Credit Agreement provides that proceeds of borrowings under Janesville’s AgStar Facility are to be used solely to (i) pay off Janesville’s Initial Facility; (ii) make adequate protection payments to Janesville’s Prepetition Facility lenders in the amount of accrued and unpaid interest and specified fees, costs and expenses with respect to Janesvilles’s Prepetition Facility; (iii) finance Janesville’s working capital and general corporate purposes and pay specified professional fees, in each case in accordance with the applicable DIP Budget; and (iv) pay compensation to, and fees and expenses of, AgStar as lender under Janesville’s AgStar Facility.

The obligations of each of the AgStar Debtors under the applicable AgStar Credit Agreement are guaranteed by US BioEnergy Corporation (“US BioEnergy”), constitute “superpriority” claims under the Bankruptcy Code and are secured by a lien in favor of AgStar on collateral constituting substantially all of such AgStar Debtor’s assets. US BioEnergy’s obligations under its guaranty of the obligations under the AgStar Credit Agreements constitute “superpriority” claims under the Bankruptcy Code and are secured by a lien in favor of AgStar on collateral constituting substantially all of US BioEnergy’s assets.

Interest on borrowings under the AgStar Credit Agreements other than the Janesville Credit Agreement is payable monthly at an annual rate equal to 12.0% plus the greater of the LIBOR Rate (as defined in the AgStar Credit Agreements) or 3.0%. Each AgStar Credit Agreement other than the Janesville Credit Agreement provides for payment by the applicable AgStar Debtor to AgStar of (i) a commitment fee equal to 2.0% of the applicable Final Amount less the applicable Roll-Up Amount and (ii) an administration fee equal to 0.5% of the applicable Final Amount less the applicable Roll-Up Amount. Interest on borrowings under the Janesville Credit Agreement is payable monthly at an annual rate equal to 7.0% plus the greater of the LIBOR Rate or 3.0%. The Janesville Credit Agreement provides for payment by Janesville to AgStar of (i) a commitment fee equal to 2.0% of the Final Amount under the Janesville Credit Agreement and (ii) an administration fee equal to 0.5% of the Final Amount under the Janesville Credit Agreement.

The maturity date of each AgStar Facility is the earliest of (1) April 30, 2009, (2) the occurrence of an event of default under the applicable AgStar Credit Agreement, (3) the date on which the applicable AgStar Debtor or US BioEnergy closes a sale of the membership interests in such AgStar Debtor or all or substantially all of the assets of such AgStar Debtor and (4) the effective date of any Chapter 11 plan of the applicable AgStar Debtor or US BioEnergy.

Under each AgStar Debtor’s AgStar Credit Agreement, such AgStar Debtor is subject to provisions regarding mandatory prepayments upon specified events, affirmative and negative covenants and other terms and conditions. The negative covenants under each AgStar Credit Agreement include, among others, limitations on incurring indebtedness, granting liens, disposing of assets, declaring or paying dividends or making distributions, merging, consolidating or dissolving and incurring expenses or making payments in excess of budgeted amounts.

Under each AgStar Debtor’s AgStar Credit Agreement, AgStar may accelerate payments and/or terminate its lending commitments following specified events of default, including, among others, (1) such AgStar Debtor’s failure to pay principal or interest when due under such AgStar Credit Agreement, to pay fees and other amounts owing to AgStar in connection with its AgStar Facility within two days after they become due and payable or to make timely adequate protection payments with respect to the applicable Prepetition Facility; (2) failure of the Final Order to be entered by the Bankruptcy Court within 30 days after the date of entry of the Interim Order or by such later date as agreed by AgStar; (3) failure by such AgStar Debtor to comply with the Interim Order or the Final Order or with the negative covenants under such AgStar Credit Agreement and any other failure, which failure is not remedied during the applicable cure period, of such AgStar Debtor or US BioEnergy to comply with its obligations under the documents relating to the applicable AgStar Facility; (4) the occurrence of specified change-of-control events with respect to any AgStar Debtor or US BioEnergy without AgStar’s prior consent; (5) such AgStar Debtor’s loss of any franchise, license, certificate, permit, authorization, approval or the like if the loss could reasonably be expected to have a material adverse effect (as defined in such AgStar Credit Agreement); (6) the dismissal of such AgStar Debtor’s chapter 11 bankruptcy case or conversion of such AgStar Debtor’s bankruptcy case to a case under chapter 7 of the Bankruptcy Code; (7) the appointment in such AgStar Debtor’s chapter 11 bankruptcy case of a trustee or the appointment in such AgStar Debtor’s chapter 11 bankruptcy case of a receiver, responsible officer or an examiner with expanded powers without AgStar’s consent; (8) entry of an order by the Bankruptcy Court granting relief from or modifying the automatic stay of section 362 of the Bankruptcy Code (a) to allow any creditor to execute upon or enforce a lien in excess of $100,000 on any of AgStar’s collateral securing obligations in connection with such AgStar Credit Agreement or (b) with respect to any lien of or the granting of any lien on any of AgStar’s collateral securing obligations in connection with such AgStar Credit Agreement to any state or local environmental or regulatory agency or authority that would have a material adverse effect (as defined in such AgStar Credit Agreement); (9) other specified developments in such AgStar Debtor’s chapter 11 bankruptcy case; and (10) representations and warranties of such AgStar Debtor or US BioEnergy in documents relating to such AgStar Facility proving to have been incorrect in any material respect.

Under the AgStar Credit Agreements, the AgStar Debtors are required to file with the Bankruptcy Court, on or before January 27, 2009, motions for approval of a sale of all or substantially all of their assets in form and substance reasonably acceptable to AgStar; to obtain an order from the Bankruptcy Court on or before February 10, 2009 approving bidding procedures for such sale in form and substance reasonably acceptable to AgStar; to conduct an auction in accordance with those bidding procedures on or before March 16, 2009; to obtain an order of the Bankruptcy Court on or before March 17, 2009 approving the sale or sales of substantially all of the AgStar Debtors’ assets in form and substance reasonably acceptable to AgStar; and to close such sale or sales on or before March 31, 2009.

AgStar is permitted to sell or transfer participation interests in the loans under each AgStar Facility.

The foregoing description of the AgStar Credit Agreements and the AgStar Facilities does not purport to be complete and is qualified in its entirety by reference to the copies of the AgStar Credit Agreements filed as Exhibits 10.1 through 10.7 to this report.

Additional information regarding the bankruptcy cases of VeraSun Energy Corporation (“VeraSun”), US BioEnergy, the AgStar Debtors and other VeraSun subsidiaries (In re VeraSun Energy Corporation, et al., Case No. 08-12606 (BLS)), including access to court documents and other general information, is available through the VeraSun’s web site at http://www.verasun.com by following the link to “REORGANIZATION INFORMATION” or at http://www.kccllc.net/verasun. Information contained on, or that can be accessed through, such web sites is not part of this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Albert City, LLC and AgStar Financial Services, PCA

10.2	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Central City, LLC and AgStar Financial Services, PCA

10.3	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Dyersville, LLC and AgStar Financial Services, PCA

10.4	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Hankinson, LLC and AgStar Financial Services, PCA

10.5	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Janesville, LLC and AgStar Financial Services, PCA

10.6	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Ord, LLC and AgStar Financial Services, PCA

10.7	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Woodbury, LLC and AgStar Financial Services, PCA

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements by VeraSun of expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by VeraSun’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, VeraSun undertakes no obligation to update any forward-looking statements.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: the ability of the Company (which term, unless otherwise specified or the context otherwise requires, refers in this paragraph to VeraSun and its subsidiaries) to continue as a going concern; the ability of the Company to satisfy the conditions for drawing on any existing debtor-in-possession financing and to obtain additional debtor-in-possession financing on an interim or final basis; the ability of the Company to operate pursuant to the terms and conditions of any debtor-in-possession financing and any cash collateral order entered by the bankruptcy court in connection with the Company’s chapter 11 cases; the ability of the Company to obtain a binding offer for the sale of its business or assets to a third party; the ability of the Company to consummate a sale of its business or its assets to a third party; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceedings prosecuted by the Company from time to time, including approval of motions relating to the priority of the lender’s security interest under any debtor-in-possession financing; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the bankruptcy cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and employees; the ability of the Company to attract and retain customers; the volatility and uncertainty of corn, natural gas, ethanol, unleaded gasoline and other commodities prices; the Company’s ability to generate sufficient liquidity to fund its operations and capital expenditures; the results of the Company’s hedging transactions and other risk mitigation strategies; risk of further potential long-lived asset impairment; operational disruptions at the Company’s facilities; the effects of vigorous competition and excess capacity in the industry in which the Company operates; the development of infrastructure related to the sale and distribution of ethanol; the effects of other mergers and consolidations in the biofuels industry and unexpected announcements or developments from others in the biofuels industry; the uncertainties related to the Company’s acquisitions of US BioEnergy Corporation, ASA OpCo Holdings, LLC and other businesses, including the Company’s ability to achieve the expected benefits from these acquisitions; the impact of new, emerging and competing technologies on the Company’s business; the possibility of one or more of the markets in which the Company competes being impacted by political, legal and regulatory changes or other external factors over which the Company has no control; changes in or elimination of governmental laws, credits, tariffs, trade or other controls or enforcement practices; the impact of any potential Renewable Fuel Standards waiver; the Company’s ability to comply with various environmental, health, and safety laws and regulations; the success of the Company’s marketing and sales efforts; the Company’s reliance on key management personnel; the Company’s ability to secure additional financing; deficiencies in the Company’s internal control over financial reporting constituting a material weakness to be remediated; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission, including the risk factors listed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, filed with the Securities and Exchange Commission on November 19, 2008. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities and VeraSun’s common stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 proceeding to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: January 22, 2009	By:	/s/ Bryan D. Meier
Bryan D. Meier
Vice President, Finance and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Albert City, LLC and AgStar Financial Services, PCA

10.2	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Central City, LLC and AgStar Financial Services, PCA

10.3	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Dyersville, LLC and AgStar Financial Services, PCA

10.4	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Hankinson, LLC and AgStar Financial Services, PCA

10.5	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Janesville, LLC and AgStar Financial Services, PCA

10.6	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Ord, LLC and AgStar Financial Services, PCA

10.7	Senior Secured Superpriority Debtor in Possession Credit Agreement, dated as of January 14, 2009, by and between VeraSun Woodbury, LLC and AgStar Financial Services, PCA